SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): December 16, 2010

Commission File Number: 000-030813

AlphaRx, Inc.
(Exact name of registrant as specified in its charter)

Delaware	98-0177440
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

19/F, Two International Finance Centre
8 Finance Street, Central
Hong Kong, China
(Address of principal executive offices)

Registrant's telephone number, including area code: (852) 2251-1927

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2).

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) .

[   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a -12(b)).

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c)).

Item 4.01 Change in Registrant’s Certifying Accountant

On December 16, 2010, Schwartz Levitsky Feldman LLP (“SLF”) resigned as the independent accountant of AlphaRx, Inc. (the “Company”). The Board of Directors acting in the capacity of an audit committee approved the resignation of SLF.

SLF’s reports on the Company’s financial statements for the years ended September 30, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that the reports for both years indicated that the Company is in the development stage, has suffered significant operating losses, and is dependent upon its stockholders to provide sufficient working capital to meet its obligations and sustain its operations. Accordingly, such reports indicated that there was substantial doubt as to the Company’s ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

During the years ended September 30, 2009 and 2008 and through December 16, 2010, there were no disagreements with SLF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SLF, would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the years ended September 30, 2009 and 2008 and through December 16, 2010, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided SLF with a copy of the foregoing disclosures and requested SLF to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not SLF agrees with the disclosures. A copy of SLF’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On December 17, 2010, the Company’s Board of Directors acting in the capacity of an audit committee engaged Albert Wong & Co. (“AWC”) as the Company’s new independent accountant to act as the principal accountant to audit the Company’s financial statements. During the Company’s fiscal years ended September 30, 2009 and 2008 and through November 15, 2010, neither the Company, nor anyone acting on its behalf, consulted with AWC regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that AWC concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Description
16.1	Letter of SLF to the SEC dated December 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: December 20, 2010

/S/ Michael Lee
Michael M. Lee, President & CEO